As filed with the Securities and Exchange Commission on March 2, 2005

1933 Act Registration No. 33-85332
1940 Act Registration No. 811-8824

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

Pre-Effective Amendment No. --------	[ ]
Post-Effective Amendment No. 14	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No. 15

Integrity Fund of Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

1 Main Street North, Minot, North Dakota  58703

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (701) 852-5292

Robert E. Walstad
President
Integrity Fund of Funds, Inc.
1 Main Street North
Minot, ND 58703
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—Prospectus

Part B—Statement of Additional Information

Part C—Other Information

Signatures

Exhibits

Explanatory Note:  This Registration Statement contains the Prospectus and Statement of Additional Information for the Integrity Fund of Funds, Inc., a registered investment company.

The purpose of this amendment is the adding of all new disclosure requirements in the Prospectus and Statement of Additional Information, to the Integrity Fund of Funds, Inc., a registered investment company.

May 1, 2005

[INTEGRITY MUTUAL FUNDS LOGO]

INTEGRITY FUND OF FUNDS, INC.

PROSPECTUS

This prospectus is intended to provide important information to help you evaluate whether the Integrity Fund of Funds, Inc., may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Mutual Funds can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Page

Integrity Fund of Funds, Inc……………………………….…………………………………………………………………………….
Fund Summary……………………………….……………………………………………………………………………….
How the Fund Has Performed?…………………………….……………………………………………………………….
What are the Fund’s Expenses? ……………………………….………………………………………………………….….
Fund Management……………………………………………………………………………………………………………………….
Primary Investment Strategies……………………………….………………………………………………………………………….

Other Investment Strategies……………………………….………………………………………………………………..…………
Other Fund Policies……………………………….……………………………………………………………………………………...
Portfolio Transactions……………………………….………………………………………………………………………………..….
Principal Risk Factors……………………………….………………………………………………………………………………..….
Other Risk Factors……………………………….……………………………………………………………………………………....
How To Buy Shares……………………………….…………………………………………………………………………….……….
Systematic Investing - The Monthomatic Investment Plan……………………………….…………………………….……………….
Special Services……………………………….…………………………………………………………………………….………..….
General Information Regarding Distribution……………………………….……………………………………………….…………...
How To Sell Shares……………………………….…………………………………………………………………………….……….
Systematic Withdrawal……………………………….………………………………………………………………………………….
Distributions and Taxes……………………………….……………………………………………………………………...………….
Net Asset Value……………………………….……………………………………………………………………………………...….
Fund Service Providers……………………………….………………………………………………………………………………….
Shareholder Inquiries……………………………….……………………………………………………………………………...…….
Financial Highlights……………………………….………………………………………………………………………….………….
Privacy Policy……………………………….…………………………………………………………………………………………...

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEGRITY FUND OF FUNDS, INC.

The Fund is an open-end diversified management investment company ("mutual fund").  The Fund seeks to achieve its investment objectives by investing in shares of other open-end investment companies.  This strategy may result in greater expenses than you would incur if you invested directly in mutual funds.

FUND SUMMARY

Investment Objective

The Fund seeks long-term capital appreciation and growth of income.  Current income is a secondary objective of the Fund.

Principal Strategies:  How The Fund Pursues Its Objective

The Fund invests primarily in a diversified group of other registered open-end investment companies which, in turn, invest principally in equity securities. We seek underlying funds we believe will advance the objective of the Fund.  In selecting underlying funds, we consider the underlying fund’s objectives, policies, performance, and management as well as their overall operations (such as size, fees and expenses, and services).  We invest in approximately 15 to 50 underlying funds.  We normally invest in underlying funds that are classified as growth, aggressive growth, or growth-income funds.  The Fund generally focuses on underlying funds which primarily invest in companies with a market capitalization of over $500 million.  The Fund generally invests in seasoned underlying funds that have had favorable performance returns compared to other similar funds and market indexes.

The Fund may also engage in various investment strategies designed to hedge against changes in market conditions using stock index futures contracts and options on stock index futures contracts.  The Fund may enter into futures contracts for the purchase or sale of stock indexes or purchase and sell options on these futures contracts.  The Fund uses these investment strategies to hedge against changes in the values of securities the Fund owns or expects to purchase and not for speculation.

Principal Risks:  What Are The Risks Of Investing In The Fund?

You should be aware that loss of money is a risk of investing. The assets of the Fund are invested in other investment companies, so the investment performance and risk of the Fund is directly related to the investment performance and risks of the underlying funds held.  The risks of the underlying funds include market risk, interest rate risk, income risk, and credit risk.  The Fund also bears the risk that the underlying funds may not perform as well as the general market. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds held to meet their objectives as well as the allocation among those underlying funds.  There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved.

A basic risk associated with the Fund relates to the emphasis placed on our judgment in assembling the portfolios of underlying funds. This increased reliance on our judgment exposes you to the risk that we could be incorrect in our evaluations and assumptions and thus may make allocation decisions that may not prove profitable.

The Fund and the underlying funds have transactional and operating expenses. An investor in the Fund will therefore bear not only his or her proportionate share of the Fund’s expenses, but also the similar expenses of the funds in which the Fund invests. By investing in other mutual funds, the Fund incurs greater expenses than you would incur if you invested directly in mutual funds.

The value of the underlying funds’ investments, and thus the net asset value (“NAV”) of both the underlying funds’ and the Fund’s shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the underlying funds invest.  The performance of each underlying fund also will depend on whether the underlying fund investment adviser’s is successful in pursuing the underlying fund's investment strategy.

An underlying fund may concentrate its investments within one industry.  An underlying fund’s portfolios may decline in value due to developments specific to the industry in which the underlying fund concentrates its assets.  As a result the value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer of the security.

An underlying fund may invest in foreign securities. Such investments may be subject to additional risks that are not typically associated with investing in domestic securities, such as changes in currency rates and political developments.

If an underlying fund invests in options and/or futures (including stock index futures or options on stock indexes or on stock index futures), its participation in these markets would subject the underlying fund's portfolio to certain risks. If the underlying fund investment adviser’s predictions of movements in the direction of the stock, currency or interest rate markets are inaccurate, the adverse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value or a reduction in the amount of income available for distribution) may leave the underlying fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or indexes being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

Additional information regarding the investment policies and restrictions of the Fund is available in the Integrity Mutual Funds Statement of Additional Information (“SAI”), which is available free of charge upon request from the Integrity Mutual Funds or on its website at www.integrityfunds.com.

Is This Fund Right For You?

The Fund may be a suitable investment for you if you are seeking:

  Long-term growth potential and income growth;
  The convenience of a diversified portfolio of mutual funds in a single investment.

You should not invest in this Fund if you are:

  Unwilling to accept share price fluctuations;
  Investing to meet short-term financial goals.

HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the Fund by showing performance changes year to year and how average annual returns over one-year, five-year and the life of the Fund compare with those of a broad measure of market performance.  Past performance is not an indication of future performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Annual Total Returns (as of 12/31 each year)

[bar chart]

1995	25.20%
1996	13.84%
1997	14.65%
1998	12.17%
1999	18.98%
2000	-8.82%
2001	-21.54%
2002	-21.18%
2003	28.66%
2004	%

For the periods shown, the highest and lowest quarterly returns were 16.93% and -20.16% , respectively, for the quarters ending 12/31/98 and 9/28/01.

The above bar chart and highest/lowest quarterly returns do not reflect the Fund’s contingent deferred sales charges, which would reduce returns, while the average annual return table below does.

Average Annual Total Return(1)
for the period ended December 31, 2004

	1 Year	5 Years	10 Years	Since Inception(3)
Return Before Taxes	%	%	N/A	%

	1 Year	5 Years	10 Years	Since Inception(3)
Return After Taxes on Distributions	%	%	N/A	%

	1 Year	5 Years	10 Years	Since Inception(3)
Return After Taxes on Distributions and Sale of Fund Shares	%	%	N/A	%

	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes
S&P 500(2)%		%	N/A	%

(1)   The inception date is from January 3, 1995.

(2)   The Standard and Poor’s 500 Index (S&P 500 (R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation.  Indexes are unmanaged and their returns do not include any sales charges or fees.  The inclusion of such costs would lower performance.  It is not possible to invest directly in an index.  The S&P 500 returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

(3)   This disclosure is required for funds with less than 10 years of operating history.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  If average annual total return (after taxes on distributions and redemption) is higher than average annual total return, the reason for this result may be explained.

WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)
(fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on Purchases…………………………………………………………….	None
Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of purchase price or redemption proceeds) ……………………………………………	1.50%(2)
Maximum Sales Charge (Load) imposed on Reinvested Dividends……………………………………………….	None
Redemption Fee…………………………………………………………………………………………………….	None
Exchange Fee………………………………………………………………………………………………………	None

FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)
Management Fees(3) ……………………………………………………………………………………………….	0.90%
12b-1 Fees………………………………………………………………………………………………………….	None
Other Expenses
Miscellaneous Expenses……………………………………………………………………………	%
Service Fees(4) ……………………………………………………………………………………...	%
Total Other Expenses…………………………………………………………….……………………….	%
Total Annual Fund Operating Expenses(3), (5)%

 ------------------------------------------

(1)   Authorized brokers and other firms may charge additional fees to effect shareholder transactions.  Please see their materials for details.

(2)   Shares redeemed within five years of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.5%.  Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase.  See “How to Purchase Shares.”  An investor will not only bear the cost of any deferred sales charge (load) of the Fund, but also his or her proportionate share of sales charges (loads) of the funds in which the Fund invests.

(3)   An investor will bear not only his or her proportionate share of the Fund’s transactional and operating expenses but also similar expenses of the funds in which the Fund invests.  Generally, the operating expenses of the underlying funds have ranged from 0.50% to 1.50% of average net assets.

(4)   The Fund pays dealers’ fees of up to 0.25% of the Fund’s net assets for personal service to shareholders and/or maintenance of shareholder accounts.

(5)   The investment adviser may voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time.  Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses was 1.60% for the fiscal year ended December 31, 2004.

The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds that are borne by shareholders of the underlying funds.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$	$	$	$

You would pay the following expenses if you did not redeem your shares:

1 year	3 years	5 years	10 years
$	$	$	$

FUND MANAGEMENT

The overall management of the business and affairs of the Fund is the responsibility of the Fund’s Board of Directors.  Integrity Money Management, Inc. (“Integrity Management”), 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Fund.  Integrity Management has been advising mutual funds since 1989 and is currently investment adviser to eighteen funds with assets under management of approximately $_____ million. Integrity Management is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, and, at its own expense, provides all necessary administrative services, office space, equipment, and clerical services for managing the Fund’s investments and effecting its portfolio transactions.  Integrity Management also pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of Integrity Management.

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for this Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio, including credit analysis and the execution of portfolio transactions, under the general supervision and direction of Robert E. Walstad, President of the Fund.  Mr. Walstad started in the securities business with PaineWebber as a retail broker in 1972.  In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity.  In 1987, Mr. Walstad founded Integrity Mutual Funds, Inc., which wholly-owns the Funds’ investment adviser and underwriter.  Since that time, Mr. Walstad has been President of the adviser, underwriter, and of the Funds.  Mr. Walstad has supervised and directed the management of the Fund since they commenced operations.  In addition, Mr. Walstad is also the President of Integrity Managed Portfolios, an open-end investment company which currently offers six portfolio series and The Integrity Funds, which currently offers nine portfolio series, and the Fund’s investment adviser and underwriter, Integrity Management. Since January 1996, Mr. Walstad has supervised and directed the management of the portfolios of these Funds.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982.  In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center.  He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds, Inc., in 1995.  Since that time, Mr. Avery has been a co-manager of the Fund and effective in September 2002, the manager of the Fund.  The SAI provides additional information about MR. Avery’s compensation, other accounts managed by him, and his ownership of securities in the funds.

The Fund's investment adviser and underwriter are wholly-owned subsidiaries of Integrity Mutual Funds, Inc. For providing management services, Integrity Management is paid an annual fund management fee by the Fund of 0.90% of the Fund's average daily net assets, payable monthly.  A discussion regarding the basis for the Board of Directors approving the investment advisory contract of the Fund is available in the Fund’s annual report to shareholders dated December 31, 2004.

For the most recent fiscal year, the Fund paid Integrity Management, after expense reimbursements, management fees of % of average net assets.

The Fund pays for its own operating expenses such as custodial, transfer agent, accounting, and legal fees; brokerage fees and commissions, if any; costs attributable to investor services; insurance premiums; interest; organizational expenses; taxes; and extraordinary expenses.  The Fund also pays dealers’ fees of up to 0.25% of the Fund’s net assets for personal service to shareholders and/or the maintenance of shareholder accounts.  See the SAI for an additional discussion of Fund expenses.

You should note that because the Fund invests in other funds, you pay not only the transactional expenses (such as a deferred sales charge) and a pro rata share of the operating expenses of the Fund, you will also pay a portion of similar expenses of the underlying funds.  An investor in the Fund therefore will indirectly pay higher expenses than if the underlying fund shares were owned directly.  You may also receive taxable capital gains distributions to a greater extent than if the underlying funds were owned directly.

PRIMARY INVESTMENT STRATEGIES

SECURITIES IN WHICH THE FUND INVESTS

The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies, unless otherwise noted, may be changed by the Fund’s Board of Directors without shareholder approval.  The Fund, however, has adopted certain investment limitations that cannot be changed without shareholder approval.  For a detailed discussion of the Fund’s fundamental investment policies, see the SAI.

INVESTMENT COMPANIES

Under normal circumstances,  the Fund  invests at least 80% of its assets in shares of registered open-end investment companies ("underlying funds").  The Fund will normally invest in approximately fifteen to fifty underlying funds and may invest up to 25% of its total assets in any one underlying fund.  The Fund will generally invest in underlying funds that invest primarily in common stock and which seek long-term capital appreciation and growth of income with current income of secondary importance.  The Fund normally invests in underlying funds that are classified as growth, aggressive growth, or growth-income funds.

The Fund generally focuses on underlying funds that primarily invest in companies with a market capitalization of over $500 million.  The underlying funds may also have a portion of their assets invested in fixed-income securities.  These underlying funds typically invest primarily in investment grade quality securities with respect to their assets allocated to fixed-income securities.

The Fund generally invests in seasoned underlying funds.  Accordingly, the Fund normally invests in underlying funds with at least a five year operating history and at least $300 million of assets under management.  The above policies may be changed without shareholder approval.

The Fund will not purchase shares of closed-end investment companies or in investment companies that are not registered with the Securities and Exchange Commission.  The Fund intends to invest only in underlying funds that qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code.  If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax.  Although there is no assurance an underlying fund will qualify as a RIC, the Fund will promptly dispose of any shares in its portfolio which have been issued by a fund which has failed to qualify as a RIC.

HOW WE SELECT INVESTMENTS

Integrity Management selects underlying funds based primarily upon its assessment of the underlying fund’s potential to advance the Fund’s objective.  Integrity Management evaluates underlying funds based on their investment objectives, policies and techniques, past performance, and management.  Integrity Management will also consider the fund’s operations including:  the fund’s size, reputation, management style, fees and expenses, portfolio composition and liquidity, and shareholder services.  In selecting funds, Integrity Management looks for funds that have had favorable performance returns compared to similar funds or market indexes.  Integrity Management will compare the underlying fund’s performance record over the past 3, 5, or 10 years (if available) against that of other funds and market measurements.

TEMPORARY INVESTMENT STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s fundamental investment strategies in attempting to respond to adverse market, economic, political, or other conditions.

The Fund may therefore hold cash or may invest in money market mutual funds and in short-term obligations including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers’ acceptances as a temporary defensive measure.  During these periods, the Fund may not be able to achieve its investment objective.  For more detailed information on eligible short-term investments, see the SAI.

OTHER INVESTMENT STRATEGIES

As a secondary investment strategy, the Fund may also invest in underlying funds which invest primarily in long or short-term fixed-income securities that are investment grade quality.  The Fund may also invest in bond funds if the Investment Manager believes they offer a potential for capital appreciation.

OTHER FUND POLICIES

 Although the Fund invests primarily in shares of underlying funds, the Fund may hold cash or may invest in money market mutual funds and in short-term obligations including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers’ acceptances to accumulate cash for investment and redemptions.  Cash held for investments or redemptions may not exceed 20% of the Fund’s total assets.

The Fund and its affiliated persons will not purchase more than 3% of the total outstanding shares of another fund in accordance with federal securities laws. Because of this restriction, the Fund may have to forego certain investment opportunities.  In addition, the Fund may not invest more than 15% of its net assets in illiquid securities.

The Fund may acquire shares of underlying funds that impose sales loads or 12b-1 distribution or service fees.  The underlying funds, however, may offer shareholder programs which reduce the sales loads such as quantity discounts, rights of accumulation, or letters of intent.  To the extent available, the Fund will use these arrangements to reduce any sales load the Fund pays.

Because of these available discounts, the Fund in most cases will not pay a sales charge of more than 1% of the public offering price (1.01% of the net amount invested).

PORTFOLIO TRANSACTIONS

Integrity Management may consider a number of factors in determining which brokers to use for the Fund’s portfolio transactions.  These factors include research services, reasonableness of commissions, quality of services, and execution and sale of Fund shares.  When the Fund purchases the shares of underlying funds subject to a front-end sales load, Integrity Management anticipates that the Fund’s underwriter, Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), will execute a substantial portion of these portfolio transactions.  When Integrity Funds Distributor acts as the dealer on these purchases, it may receive a dealer reallowance, up to a maximum 1% of the public offering price. Integrity Funds Distributor will not be designated as dealer if the dealer reallowance exceeds 1% of the public offering price. Integrity Funds Distributor may also receive 12b-1 distribution and service fees from underlying funds when assisting the Fund in purchasing shares of the underlying funds.  In addition, Integrity Funds Distributor may receive brokerage commissions on portfolio transactions of underlying funds held in the Fund’s portfolio.

PRINCIPAL RISK FACTORS

Risk is inherent in all investing.  Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

MARKET RISK:  the risk that a particular stock, an industry, or stocks in general may fall in value.

FUND RISK:  the Fund’s investment performance and risk is directly related to the investment performance and risks of the underlying funds.  The ability of the Fund to achieve its investment objective is therefore dependent on a number of factors, including the skills of the advisers of the underlying funds to invest to meet the objectives of the underlying funds, to effectively respond to changes in market conditions, and to maintain sufficient liquidity to meet redemptions.  The Fund is independent from each of the underlying funds and has little ability to influence the management and investment practices of the underlying funds.

INTEREST RATE RISK:  to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to interest rate risk.  Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates).  The longer the average maturity (duration) of an underlying bond fund’s portfolio, the greater its interest rate risk.

INCOME RISK:  to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to income risk.  Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the underlying bond fund invests the proceeds from the new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

CREDIT RISK:  to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to credit risk.  Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions.  Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Underlying funds may invest in investment grade and non-investment grade bonds (i.e., junk bonds).

LIQUIDITY:  under federal securities laws, an underlying fund is not obligated to redeem any securities in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days.  The Fund therefore may not be able to liquidate more than 1% of an underlying fund’s securities when desired.

INFLATION RISK:  the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

HEDGING STRATEGIES RISK:  The ability of the Fund to benefit from futures and options is largely dependent on Integrity Management’s ability to use these strategies successfully.  If Integrity Management’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used.  In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio.  Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security.  The Fund could lose money on futures transactions or an option can expire worthless.  Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.  Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

OTHER CONSIDERATIONS:  the underlying funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk.  Principal and certain non-principal risks have been discussed in this prospectus.  Additional non-principal risks of certain of the practices of the underlying funds are described further in the SAI. The Fund is independent from each of the underlying funds and has little influence in the investment practices of the underlying funds.  If the Fund disagrees with these practices, the Fund may have to liquidate its shares in the underlying fund, which can entail further losses.  In addition, the investment advisers of the underlying funds may also simultaneously pursue inconsistent investment strategies.  For example, one underlying fund may be purchasing shares of the same issuer that another underlying fund is selling.  Under these circumstances, the Fund’s indirect expenses would increase without any corresponding investment benefit.

OTHER RISK FACTORS

FOREIGN INVESTMENT RISK:  to the extent the Fund invests in underlying funds that invest in foreign securities, the Fund is subject to foreign investment risk.  Securities issued by foreign companies or governments present risks beyond those of securities of U.S. issuers.  Such risks include political or economic instability, changes in foreign currency exchange rates, and less publicly available information.  Prices of foreign securities also may be more volatile and they may be less liquid than U.S. stocks.

HOW TO BUY SHARES

You can buy shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the Fund.  If you sell your shares within five years of purchase, you will have to pay a contingent deferred sales charge (CDSC) of 1.5% based on either your purchase price or what you sell your shares for, whichever amount is lower.  You do not pay a CDSC on any shares you purchase by reinvesting dividends and capital gains.  When you redeem shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your Fund account due to capital appreciation, and then redeem the shares you own in the order purchased.  When you redeem shares subject to a CDSC, the CDSC is deducted from your redemption proceeds and paid to Integrity Funds Distributor.  Purchases of $1 million or more are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. The Fund’s transfer agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

Fund shares are also available for individual retirement accounts (IRAs), 401(k) plans, and other retirement plans.  See the SAI or call (800) 276-1262 for additional information about these accounts.

The Fund may reject any purchase order, including exchanges, for any reason.  The Fund may reject any purchase orders, including exchanges, from investors that, in Integrity Management’s opinion, may be disruptive to the Fund. For these purposes, Integrity Management may consider an investor's trading history in the Fund or other Integrity Funds, and accounts under common ownership or control.

CDSC WAIVERS

The Fund may sell shares without a CDSC to:

  directors, officers, employees (including retirees) of the Fund, Integrity Mutual Funds, Integrity Management, and Integrity Funds Distributor for themselves or certain members of their family;
  trusts, pension, profit-sharing, or other plans for the benefit of directors, officers, employees (including retirees) of the Fund, Integrity Mutual Funds, Integrity Management, and Integrity Funds Distributor and certain members of their families;
  authorized broker-dealers and financial institutions and certain employees (including their spouses and children) of such dealers and institutions; and
  any broker-dealer, financial institution, or other qualified firm which does not receive commissions for selling shares to its clients.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the Integrity Funds or its website at www.integrityfunds.com.  This information can be found by selecting a fund in the Funds tab on the website.  Each fund contains a page called “Fund Info” that discloses information about sales charge reductions and waivers.

MINIMUM INVESTMENTS AND SHARE PRICE

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan and $250 for an individual retirement account) and make additional investments at any time with as little as $50.  The Fund may change these minimum initial investments at any time.  You may purchase shares from Integrity Funds Distributor or from investment dealers who have sales agreements with Integrity Funds Distributor.  If you do not have a dealer, call (800) 276-1262 and Integrity Funds Distributor can refer you to one.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order.  If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the New York Stock Exchange (normally 3:00 p.m. Central Standard Time) for you to receive that day’s price.  However, if you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the Fund receives such order prior to the close of trading of the Fund (normally 3:00 p.m. Central Standard Time), you will receive that day’s price.  Dealers are obligated to transmit orders promptly.  See “Net Asset Value” for a discussion of how shares are priced.

INPORTANT INFORMATION ABOUT PURCHASES

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow us to identify you.  You may also be asked to provide documents that may help us to establish your identity, such as your driver’s license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and TIN (“Taxpayer Identification Number”) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number.  You may also be asked to provide documents, such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Investment Adviser, Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or Distributor.  See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above.  In addition, the Investment Manager, Integrity Funds Distributor or one or more of its affiliates out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support.  This compensation is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus.

SYSTEMATIC INVESTING - THE MONTHOMATIC INVESTMENT PLAN

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or call Integrity Fund Services, Inc.  (“Fund Services”), at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to draw either checks or debits on your bank account. Such account must have check or draft writing privileges.  You can stop the withdrawals at any time by sending a written notice to Fund Services, at P.O. Box 759, Minot, ND 58702.  The termination will become effective within 7 days after Fund Services has received the request.  The Fund may terminate or modify this privilege at any time and may immediately terminate a shareholder’s monthomatic plan if any item is unpaid by the shareholder’s financial institution.  There is no charge for this plan.

SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

EXCHANGING SHARES

You may only exchange shares within the same class into other funds distributed by Integrity Funds Distributor.  Before requesting an exchange, review the prospectus of the fund you wish to acquire.  Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies.  Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging.  If you exchange into shares that are subject to a CDSC, a holding period will begin for purposes of calculating the CDSC on the date you made your initial purchase.  You will not pay a CDSC or other sales charges when exchanging between funds of the same share class with identical sales charge schedules.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange option discussed above is available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

REINSTATEMENT PRIVILEGE

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds without incurring any additional charges.  If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds.  Your holding period will also be reinstated.  An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund.  If you redeemed shares in a retirement account, please review the plan document you received when you opened your account for rules and limitations if you are repurchasing shares in the same retirement account.  The Fund may modify or terminate this privilege at any time.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided in the SAI.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Fund.  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. Each of the quarterly reports and the SAI are available free of charge upon request by calling 1-800-276-1262, by visiting the Integrity Funds website at www.integrityfunds.com, or at the SEC’s website at www.sec.gov.

GENERAL INFORMATION REGARDING DISTRIBUTION

Integrity Funds Distributor is the Fund’s principal underwriter and is responsible for all sales and promotional activities.  For its services, Integrity Funds Distributor receives any CDSC paid upon redemption of Fund shares.  Integrity Funds Distributor pays sales commissions to dealers and its salesmen who sell Fund shares.  In addition, the Fund pays dealers fees for personal service to shareholders and/or the maintenance of shareholder accounts.  For additional information regarding compensation to the underwriter, see “Portfolio Transactions”.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the New York Stock Exchange is open.  The New York Stock Exchange is closed on weekends, and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.  You will receive the share price next determined after the Fund has received your properly completed redemption request as described below.  Your redemption request must be received before the close of trading for you to receive that day’s price.  While the Fund does not charge a redemption fee, you may be assessed a CDSC, if applicable.

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such financial advisers may place a fax, telephone or mail in order to Integrity Fund Services for the sale of shares when properly authorized in writing by the shareholder of record.  In addition, such financial advisers may impose a charge for processing your redemption order.  It is the financial adviser’s responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV. To properly complete your redemption request, your request must include the following information:

  The Fund’s name;
  Your name and account number;
  The dollar or share amount you wish to redeem;
  The signature of each owner exactly as it appears on the account;
  The name of the person to whom you want your redemption proceeds paid  (if other than to the shareholder of record);
  The address where you want your redemption proceeds sent (if other than the address of record);
  Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request.  If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase.  Guaranteed signatures are required if you are redeeming more than $100,000, you want the check payable to someone other than the shareholder of record, or you want the check sent to another address.  Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm.  A notary public cannot provide a signature guarantee.

You should note that the Fund reserves the right to liquidate your account (other than an IRA) upon 60 days’ written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund shares.  The Fund also reserves the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

The Fund may also suspend the right of redemption under the following unusual circumstances:

  For any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings;
  When trading in the markets that the Fund normally utilizes is restricted or when an emergency, as defined by the rules and regulations of the SEC, exists making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or
  For any other periods as the SEC by order may permit.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

MARKET TIMING

The Fund is designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing.  Short-term or excessive trading into and out of the Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.  The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.    Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”).  There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.  The Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below.  The Funds' Board has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds:  (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances.  Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Fund will occur.  Moreover, each of these procedures involves judgments that are inherently subjective.  The Investment Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.  The Fund may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Fund and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring.  The Fund, the Investment Manager and their agents monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures.  If, as a result of this monitoring, Fund, the Investment Manager or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.  The Fund  will reject any purchase order for any reason, without prior notice, particularly purchase orders that the Fund believes are made on behalf of market timers.

Intermediaries may establish omnibus accounts in the Integrity Funds for their customers.  In such cases, Integrity cannot always monitor trading activity by individual shareholders.  However, Integrity reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or short-term trading.  If it detects suspicious trading activity, Integrity contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict the underlying shareholder in accordance with the policy.

Restrictions on Certain Transactions.  In order to prevent market timing, the Fund will impose the following restrictions:

  The Fund will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Fund or the Fund’s Distributor believe constitute excessive trading;
  The Fund will reject transactions that violate the Fund’s excessive trading policies or its exchange limits;
  In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will monitor all redemptions that take place within 30 days of purchase; and
  The Fund does not allow trades to take place after 3:00 p.m. (CST).

Trades transmitted through NSCC that are received after 3:00 p.m. (CST) are processed with the date the trade is received.

The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term transfers.  Fund shareholders should be aware that we may not have the contractual ability or the operational capacity to monitor transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.

Fair Value Pricing. The Fund has fair value pricing procedures in place.  By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Fund attempts to establish a price that they might reasonably expect to receive upon their current sale of that security.  These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.  In view of the types of securities commonly held by the Fund, including the fact that any foreign securities are either depository receipts or securities of foreign companies traded on U.S. exchanges, the market prices at the time that the Fund determine their net asset value will normally reflect all relevant information.

You, as an investor, are subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund’s market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in their ability to monitor the trading activity or enforce the Fund’s market timing trading policy with respect to customers of financial intermediaries.  For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund’s market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing trading policy.

SYSTEMATIC WITHDRAWAL

If the value of your Fund account is at least $5,000, you may request to have $50 or more withdrawn automatically from your account, subject to any applicable CDSC.  You may elect to receive payments monthly, quarterly, semiannually, or annually.  If payments exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted.  You must complete the appropriate section of the account application to participate in the Fund’s systematic withdrawal plan.  A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Plan.

DISTRIBUTIONS AND TAXES

The Fund passes substantially all of its earnings from income and capital gains along to its investors as “distributions.”  The Fund pays any dividends and any capital gains at least once a year.  The Fund will automatically reinvest your dividends in additional Fund shares unless you request your dividends to be paid to you in cash.

The Fund will send a check to investors electing to receive dividends in cash. You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required).  For further information, contact Fund Services at (800) 601-5593.

Integrity Management may compensate investment-dealers out of their own assets.  Such compensation will not be borne from fund assets.

Reinvestments Options

The Fund automatically reinvest your dividends in additional Fund shares at net asset value unless you request otherwise.

You may request to have your dividends and capital gains paid to you in the following ways:

  income dividends in cash and capital gain dividends reinvested in additional Fund shares; or
  income and capital gain dividends in cash; or
  income and capital gain dividends reinvested in shares of Integrity Fund of Funds, Inc. (“Integrity”), at net asset value, provided you open an account with Integrity with a minimum balance of $100.
  ACH to DDA or savings account with same names as account registration.

You may change your selected method of distribution, provided such change will be effective only for distributions paid three days after the transfer agent receives the written request.  The funds will send a check to investors selecting to receive dividends in cash.  You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required).  For further information, contact Integrity Fund Services at (800) 601-5593.

TAXES AND TAX REPORTING

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).  Distributions of net capital gain distributions received by the Fund from underlying funds as well as net long-term capital gains realized by the Fund’s investments in shares of the underlying funds are generally taxable as long-term capital gains.  Dividends from income (including dividends and net short-term capital gains received from the underlying funds) as well as short-term capital gains realized by the Fund are generally taxable as ordinary income.  The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold.  It does not depend on how long you have owned your Fund shares. Because the Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder because the Fund must distribute its gain in accordance with tax law.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.  The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.  The sale of shares in your account may produce a gain or loss and is a taxable event.

As with any investment, you should consider how the Fund investment will be taxed.  The tax information in this Prospectus is provided as general information.  Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.”  The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share which is determined as of the close of trading (normally 3:00 p.m. Central Standard Time) on each day the New York Stock Exchange is open for business.  Net asset value is determined by calculating the total value of the Fund’s assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

To the extent that the Fund’s assets are traded in other markets on days when the Fund is not open for business, the value of the Fund’s assets may be affected on those days.  In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

The Fund’s assets consist primarily of shares of the underlying funds which are valued at their respective net asset values.  The underlying funds are required to value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by their boards of directors.  In these cases, an underlying fund’s net asset value will reflect certain portfolio securities’ fair value, rather than their market price.  With respect to underlying funds holding securities that are primarily listed on foreign exchanges, the value of he underlying fund’s securities may change on days when you will not be able to purchase or sell your shares.  Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities.  Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.  Other assets of the Fund are valued at their current market value if market quotations are readily available and, if not available, at fair value pursuant to methods established in good faith by the Board of Directors.

FUND SERVICE PROVIDERS

The custodian of the assets of the Fund is Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.  Fund Services, a wholly-owned subsidiary of Integrity Mutual Funds, Inc., is the Fund's transfer agent.  As transfer agent, Fund Services performs bookkeeping, data processing, accounting and other administrative services for the operation of the Fund, and the maintenance of shareholder accounts.

SHAREHOLDER INQUIRIES

All inquiries regarding the Fund should be directed to Integrity Funds Distributor at 1 Main Street North, Minot, ND  58703 or call (800) 276-1262. All inquiries regarding account information should be directed to Fund Services at P.O. Box 759, Minot, ND  58702 or call (800) 601-5593.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's recent past performance.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Brady, Martz & Associates, P.C., whose report, along with the Fund's financial statements are included in the Fund’s annual report. Further information about the Fund's performance is also contained in the Fund's latest annual shareholder report.  You may obtain a free copy of the Fund's latest annual shareholder report and SAI upon request from the Fund.

INTEGRITY FUND OF FUNDS, INC.

Financials highlights to be filed by amendment

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

 INTEGRITY FUND OF FUNDS, INC.

1 Main Street North * Minot, North Dakota 58703 * (701) 852-5292
P.O. Box 759 * Minot, North Dakota 58702
(800) 276-1262 * Marketing * Fax (701) 838-4902
(800) 601-5593 * Transfer Agent * Fax (701) 852-2548

INVESTMENT ADVISER
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

PRINCIPAL UNDERWRITER
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

CUSTODIAN
Wells Fargo Bank, NA
Global Trust & Custody
MAC# N9310 060
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

TRANSFER AGENT
Integrity Fund Services, Inc.
1 Main Street North, Minot, ND  58703
P.O. Box 759, Minot, ND 58702

INDEPENDENT ACCOUNTANT
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

LEGAL COUNSEL
Sutherland, Asbill & Brennan, LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

INTEGRITY FUND OF FUNDS, INC.

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the Fund’s policies and operation. Annual and semiannual reports contain management’s discussion of market conditions, and investment strategies, that significantly effected the Fund’s performance results during its last fiscal year.  Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of any of these materials or to make inquiries, or visit our website at www.integrityfunds.com.

Information about the funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.  Reports and other information about the funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

Integrity Mutual Funds
1 Main Street North
Minot, North Dakota  58703
(800) 276-1262

The Fund’s SEC File No. 811-08824

Part B
Statement of Additional Information
May 1, 2005

Integrity Fund of Funds, Inc.
1 Main Street North
Minot, North Dakota 58703
(701) 852‑5292
(800) 601‑5593 / Transfer Agent
(800) 276‑1262 / Marketing

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Prospectus of the Integrity Fund of Funds, Inc. (the “Fund”), dated May 1, 2005.  The Prospectus may be obtained without charge from the Fund by writing to the above address or calling (800) 276-1262. In addition, the audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s annual report which is incorporated herein by reference.  The annual report accompanies this Statement of Additional Information.

Table of Contents

Section	Page
Investment Objectives and Policies of the Fund………………………….………………………………………
Investment Policies and Practices of Underlying Funds………………………………………………………….
Investment Restrictions of the Fund………………………………………………………………………………
Disclosure of Portfolio Holdings…………………………………………………………………………………
Directors and Officers…………………………………………………………………….………………………
Control Persons and Principal Holders of Securities……………………………………………………………..
Investment Advisory and Other Services…………………………………………………………………………
Portfolio Transactions…………………………………………………………………………………………….
Purchase and Redemption of Shares………………………………………………………………….…………..
Retirement Plans………………………………………………………………………………………………….
Individual Retirement Accounts (IRA)….…………………………………………………………….…………
Defined Contribution Plan…………………………………………………………………………………….….
Other Deferral Plans……………………………………………………………………………………………...
Monthomatic Investment Plan……………………………………………………………………………………
Exchange Privilege……………………………………………………………………………………………….
Minimum Investment……………………………………………………………………………………………..
Redemptions……………………………………………………………………………………………………...
Contingent Deferred Sales Charges………………………………………………………………….…………...
Systematic Withdrawal Plan………………………………………………………………………….…………..
Net Asset Value
Distributor…………………………………………………………………………………………….….……….
Dividends and Taxes……………………………………………………………………………….…………….
Calculation of Performance Data………………………………………………………………………………...
Organization and Share Attributes……………………………………………………………………………….
Shareholder Meetings……………………………………………………………………………………………
Appendix—Description of Commercial Paper and Bond Ratings………………………………………………
Financial Statements……………………………………………………………………………………………..

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

The Fund is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”).   The Fund seeks to achieve its objective by investing primarily in a diversified group of other open-end investment companies (“underlying funds”) which, in turn, invest principally in equity securities.  The Fund will invest in approximately fifteen to fifty underlying funds that invest primarily in common stock and that seek long-term capital appreciation and growth of income, with current income of secondary importance.

Whenever Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Management”), believes such funds offer a potential for capital appreciation, the Fund may invest in underlying funds that invest primarily in long- or short-term bonds and other fixed income securities (such as securities issued, guaranteed, or insured by the U.S. Government, its agencies and instrumentalities, commercial paper, preferred stock, convertible preferred stock, or convertible debentures).

The Investment Adviser exercises broad discretion in choosing which underlying funds to include in the Fund’s portfolio.  The Fund intends to invest only in underlying funds that qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended.  If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax.  No assurance can be given that an underlying fund will qualify as an RIC.  However, the Fund will promptly dispose of any shares in its portfolio which have been issued by an underlying fund that failed to qualify as an RIC.

The Fund may acquire shares of underlying funds regardless of whether such funds impose sales loads of various kinds or have 12b-1 or other distribution plans or expenses.  However, whenever possible, the Fund will purchase shares pursuant to arrangements which provide for: (1) quantity discounts, under which lower front-end loads are available for substantial minimum purchases; (2) letters of intent, permitting reduced front-end loads by aggregating intended purchases over time; (3) rights of accumulation, permitting reduced front-end loads for purchases of additional shares of the underlying fund; and (4) rights to obtain reduced front-end sales loads by aggregating purchases of several funds within a family of funds.

Rules adopted by the Securities and Exchange Commission (“SEC”) allow funds to elect to make redemptions either in part or wholly in securities from their portfolios (“in kind” redemptions) instead of in cash under certain circumstances.  If the Fund acquires in kind securities from an underlying fund that has exercised such an election, the Fund may hold the securities until the Investment Adviser decides to sell them.  The Fund will likely incur additional expenses in connection with the sale of any securities acquired as a result of an in kind redemption.

In addition to the foregoing, the 1940 Act imposes certain conditions on funds that invest in other funds.  For example, a fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding shares of another fund.  Consequently, the Fund may have to forego what the Investment Adviser deems to be an advantageous purchase because of this restriction.

Finally, the 1940 Act requires that the Fund either seek instructions from its shareholders regarding the voting or proxies with respect to securities of underlying funds it holds and vote the proxies in accordance with such instructions or vote such shares in the same proportion as the vote of all other holders of such securities.  The Fund will vote the shares in the same proportion as the vote of all other shareholders.

The Fund may purchase and sell stock index futures contracts and options on such futures in accordance with its investment objective and policies for hedging purposes and not for speculation (discussed below under INVESTMENT POLICIES AND PRACTICES OF THE UNDERLYING FUNDS - FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTION ACTIVITIES, and HEDGING).

Pursuant to regulations and/or published positions with the SEC, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase (“derivatives”), the Fund may be required to segregate permissible liquid assets to cover its obligations relating to these transactions.  To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.  In addition, the segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund is permitted to enter into these transactions solely to hedge against changes in the market value of portfolio securities and against changes in the market value of securities that the Fund holds or intends to purchase.  All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts.  The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”), under which the Fund is excluded from the definition of a “commodity pool operator.”  Under Rule 4.5, as amended effective August 8, 2003, a Fund may engage in futures transactions without limitation, if the Fund (1) makes the following disclosures in writing to each participant, whether existing or prospective; (2) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (3) files a notice of eligibility under Rule 4.5 with the National Futures Association (“NFA”).  The required disclosure that the Fund is making in the applicable Prospectus of the Fund, dated on or after the date of this SAI, is as follows:

The Fund is managed by the Investment Adviser, which  has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice.

Although the Fund invests primarily in shares of underlying funds, for temporary defensive purposes or to accumulate cash for investments or redemptions, the Fund may hold cash or invest in money market mutual funds or in a variety of short-term debt securities, including U.S. Treasury Bills and other U.S. Government securities, commercial paper, certificates of deposits, and bankers’ acceptances.  When the Fund invests for temporary defensive purposes, it may do so without any percentage limitations. The Fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

The following information supplements that in the Prospectus under “Risk Management – Temporary Investment Strategies” and “Other Fund Policies.”

U.S. GOVERNMENT SECURITIES

The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities that have remaining maturities not exceeding one year.  Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Bank of Cooperative, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association.

BANK OBLIGATIONS

The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers’ acceptances) having total assets at the time of purchase in excess of $100 million.  Such banks must be members of the Federal Deposit Insurance Corporation.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies.  The commercial paper purchased by the Fund consists of direct obligations of domestic issuers which, at the time of investment, are (i) rated “P-1” by Moody’s Investors Service, Inc. (“Moody’s”), or “A-1” or better by Standard & Poor’s Ratings Group (“Standard & Poor’s”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “Aa” or better by Moody’s or “AA” or better by Standard & Poor’s, or (iii) securities which, if not rated, are, in the opinion of the Investment Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.

The rating “P-1” is the highest commercial paper rating assigned by Moody’s, and the ratings “A-1” and “A-1+” are the highest commercial paper ratings assigned by Standard & Poor’s.  Debt rated “Aa” or better by Moody’s or “AA” or better by Standard & Poor’s is generally regarded as high-grade, and such ratings indicate that the ability to pay principal and interest is very strong.

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS

The underlying funds in which the Fund invests have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk.  For example, the underlying funds in which the Fund invests may be authorized to invest up to 100% of their assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest up to 15% of their assets in illiquid securities; lend their portfolio securities; sell securities short; borrow money in amounts up to 33 1/3% of their assets for leverage purposes; write or purchase call or put options on securities or financial indexes; invest up to 100% of their assets in master demand notes; enter into futures contracts and options on futures contracts; trade their portfolios aggressively, which results in higher brokerage commissions and increased realization of capital gains; invest in start-up and unproven companies; invest up to 100% of their assets in junk bonds; and engage in any number of other investment practices and techniques that involve greater risk.  Set forth below is additional information with respect to the types of securities and investment techniques of the underlying funds and the risks involved in certain of these practices and techniques.

CONVERTIBLE SECURITIES

Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period.  The market value of convertible securities generally includes a premium that reflects the conversion right.  That premium may be negligible or substantial.  To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

FOREIGN INVESTMENTS

An underlying fund may invest all or a portion of its assets in foreign securities.  Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunity and risk not typically associated with investing in U.S. dollar-denominated securities.  Risks unique to international investing include:  (1) restrictions on foreign investment and on repatriation of capital; (2) fluctuations in currency exchange rates; (3) cost of converting foreign currency into U.S. dollars; (4) price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets, and war; (7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing, and financial reporting standards; (9) less governmental supervision of securities markets, brokers, and issuers of securities; (10) less financial information available to investors; (11) difficulty in enforcing legal rights outside the U.S.; and (12) higher costs, including custodial fees.  These risks are often heightened for investments in emerging or developing countries.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

TEMPORARY DEFENSIVE POSITION

An underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. An underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and financial indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa).  Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly.  For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities.  If rates increased and the value of the fund’s portfolio securities declines, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have.  Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities but permits the continued holding of securities other than the underlying securities.  For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term-securities so that it could gain rapid market exposure that may offset the anticipated increase in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A financial index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A financial index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular financial index futures contract reflect changes in the specified index of securities on which the future is based.

There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into the futures contracts.

In addition, the market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions (as discussed below under “OPTIONS ACTIVITIES”), there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

OPTIONS ACTIVITIES

An underlying fund may write (i.e. sell) and purchase put and call options on securities and securities indexes.

A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period.  A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires.  The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

Options on indexes are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Writing Options.  The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone.  By writing a call option, a fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised.  By writing a put option, a fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.  Options securities indexes are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities.

Underlying funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.  If a call option written by a fund is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.  If a put option written by a fund is exercised, the fund will be obligated to purchase the underlying security for more than its current market price.

Purchasing Options.  Underlying funds generally will purchase put options in order to protect portfolio holdings against a substantial decline in the market value of such holdings.  Such protection is provided during the life of a put because a fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security’s market price.  Underlying funds generally will purchase call option for the purpose of hedging against an increase in prices of securities that the funds ultimately want to buy.  Such protection is provided during the life of the call option because the fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security’s market price.  An underlying fund’s loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

A fund’s option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.  In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

HEDGING

An underlying fund may employ many of the investment techniques described herein not only for investment purposes, but also for hedging purposes.   For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices.  Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

JUNK BONDS

Bonds which are rated BB and below by Standard and Poor’s and Ba and below by Moody’s (see APPENDIX-DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS for a more detailed explanation of bond ratings) are commonly known as “junk” bonds or “high yield bonds.”  Investing in junk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  Junk bonds may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Junk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.  The prices of junk bonds have been found to be less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If the issuer of junk bonds defaults, a fund may incur additional expenses to seek recovery.  In the case of junk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities that pay interest periodically and in cash.

The secondary markets on which junk bonds are traded may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

There may be special tax considerations associated with investing in junk bonds structured as zero coupon or payment-in-kind securities.  A fund records the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  A fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise would continue to be held.  Shareholders will be taxed on these distributions.

The use of credit ratings as the sole method of evaluating junk bonds can involve certain risks.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of junk bonds.  Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID AND RESTRICTED SECURITIES

An underlying fund may invest in securities for which there is no readily available market ("illiquid securities"), including repurchase agreements having more than seven days to maturity.   A considerable period of time may elapse between an underlying fund’s decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund’s shares held by the Fund) could decline.

The 1940 Act provides that a mutual fund whose shares are purchased by the Fund is obliged to redeem shares held by the Fund only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Fund in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of the Fund's net assets. However, since the Fund has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of in cash, these positions may be treated as liquid. Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold securities distributed by an underlying fund until such time as the Investment Adviser determines it appropriate to dispose of such securities. Such disposition will impose additional costs on the Fund.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry.  Accordingly, such fund bears the investment risk from economic, political or regulatory changes that could adversely affect issuers in that industry and therefore the value of such underlying fund’s investment portfolio.

LEVERAGE THROUGH BORROWING

An underlying fund may borrow up to 33 – 1/3% of the value of its total assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise even if  disadvantageous from an investment point of view. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest or dividends received from, or appreciation of, the securities purchased with borrowed funds.

LOANS OF PORTFOLIO SECURITIES

An underlying fund may lend its portfolio securities provided that: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying fund may at any time call the loan and obtain the return of the securities loaned; (3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund. Loans of securities by an underlying fund involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

MASTER DEMAND NOTES

Although the Fund itself will not do so, an underlying fund (particularly an underlying money market mutual fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

REPURCHASE AGREEMENTS

Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities.  If the seller should default on the obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

SHORT SALES

An underlying fund may sell securities short. In a short sale the underlying fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The underlying fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the underlying fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the underlying fund must maintain daily the segregated account at such level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.  Depending upon market conditions, up to 80% of the value of a underlying fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

WARRANTS

An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund will lose the purchase price and the right to purchase the underlying security.

INVESTMENT RESTRICTIONS OF THE FUND

The Fund’s fundamental investment policies have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required under the 1940 Act.  This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.  The Fund has also adopted non-fundamental investment policies, set forth in the Prospectus.  The Fund’s non-fundamental investment policies may be changed by a vote of the Board of Directors.  Any changes in the Fund’s non-fundamental investment policies will be communicated to the Fund’s shareholders prior to the effectiveness of the changes.

FUNDAMENTAL INVESTMENT POLICIES. The Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. These fundamental policies provide that the Fund may not:

1)       Purchase securities of any one issuer if as a result more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the Fund’s total assets may be invested without regard to this limitation and provided further that this limitation does not apply to securities issued by the U.S. Government, its agencies or instrumentalities, nor to securities issued by other open-end investment companies.

2)       Make loans, except in accordance with its investment objective and policies.

3)       Purchase or acquire commodities or commodity contracts, except that the Fund may purchase and sell stock index futures contracts and options thereon for hedging purposes.

4)       Purchase the securities of an issuer if one or more of the Directors or officers of the Fund individually owns more than one half of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

5)       Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

6)       Issue senior securities as defined in the 1940 Act, except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that the Fund’s use of stock index futures contracts and options thereon will not be deemed to constitute senior securities for this purpose.

7)       Borrow money except from a bank and then only for temporary or emergency purposes and in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%.  The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the total assets.  The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing.

8)       Invest in real estate or real estate mortgage loans, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

In addition, to the foregoing, under its fundamental investment policies, the Fund will invest at least 25% of its total assets in shares of underlying funds and may invest up to 25% of its total assets in any one underlying fund.  The Fund may not invest more than 25% of its total assets in the securities of companies in the same industry or in securities of underlying funds which concentrate (i.e., invest 25% or more of total assets) in any one industry.  Nevertheless, through its investment in underlying funds, the Fund may invest more than 25% of its assets in one industry.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

Notwithstanding the foregoing investment restrictions, the underlying funds in which the Fund may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above.  The investment restrictions of an underlying fund are located in the Statement of Additional Information of that underlying fund.

NON-FUNDAMENTAL POLICIES:   As non-fundamental policies the Fund may not:

1)       Purchase or retain the securities of any issuer if any of its officers or directors or if the Investment Adviser owns beneficially more than ½ of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

2)       Purchase securities of any closed-end investment company or any investment company the shares of which are not registered with the Securities and Exchange Commission.

3)       Invest more than 15% of its net assets in illiquid securities, including securities which at the time of such investment are not readily marketable and securities restricted as to disposition under federal securities laws.

4)       Invest for the purpose of exercising control over or management of another issuer.

5)       Make short sales of securities.

6)       Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

With the exception of the Fund’s policy with respect to borrowing, any policy or restriction that involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund.  Changes due to market action will not cause a violation of a policy or restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds’ investment advisers, principal underwriters, or affiliated persons of the Funds, investment advisers or principal underwriters.  This Policy is applicable to the Investment Adviser and to the Fund.

The Policy is intended to prevent the misuse of material non-public holdings information.  Non-public Holdings Information will be disclosed to selected third parties only when the Fund has a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality (including a duty not to trade based on the non-public information).  Under this Policy, the receipt of compensation by a Fund, the Adviser or an affiliate as consideration for disclosing non-public Holdings Information will not be deemed a legitimate business purpose.  Recipients will receive non-public Holdings Information only after furnishing written assurances to the Adviser and/or the Fund that the non-public Holdings Information will remain confidential, and Recipients and persons with access to the non-public Holdings Information will be prohibited from trading based on the Information.  In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser’s fiduciary duties, and the Adviser and Fund’s obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the Investment Advisers, and their agents are obligated to:

•         Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•         Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•         Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings of the Fund (“Holdings Information”) by the Investment Adviser and Fund:

Web site and Quarterly Advertisements.  The Fund currently posts the top ten holdings for the Fund on the Company’s public Web site at www.integrityfunds.com.  This Holdings Information is updated daily.  The Funds also advertise the top ten holdings quarterly through printed material, which is also posted on the Web site.  This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end.  The Holdings Information posted on the Company’s public Web site and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and (1) may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed, and (2) will contain appropriate disclaimers.  The Adviser will seek to post the Holdings Information on its public Web site in a format that cannot be easily modified by viewers.

SEC Filings.  The Fund must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Fund’s fiscal year or the Form N-CSR(S) on the second and fourth quarter of the Fund’s fiscal year.  The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Fund must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (e.g., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets.  The ruling requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund's net asset value.  This change is intended to provide a more concise and investor-friendly presentation of the allocation of a fund's investments across asset classes.

Other Disclosure.  The Investment Adviser and Fund currently do not disclose Holdings Information except as noted above.  Each of the Adviser’s officers or (“Designated Persons”) may authorize providing non-public Holdings Information of the Fund that is current as one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a “Recipient”) who (1) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Fund’s legitimate business purpose. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds’ trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of non-public Holdings Information posted on the public Web site of the Company to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Fund, or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non-public Holdings Information.  In order to protect the interests of shareholders and the Fund and to ensure no adverse effect on the shareholders or the Fund, in the limited instances where a Designated Person is considering making non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer (“CCO”).  If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders, and the Fund and will not adversely effect the shareholders or the Fund, the CCO may approve the disclosure.  The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of the Fund for its review at a subsequent Board meeting.  Any such exceptions log shall be retained in the Fund’s records.

The Fund and the Investment Adviser will not enter into any arrangement providing for the disclosure of portfolio holding information for the receipt of compensation or benefit of any kind in return for the disclosure of the portfolio holdings information.

DIRECTORS AND OFFICERS

The Board of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the nine series of The Integrity Funds. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” (“disinterested”) Directors. The remaining two Directors are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

Independent Directors

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Director	Since December 1994	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (December 1994 to June 2004), Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	18	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Director	Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	18	Director, First Western Bank & Trust
R. James Maxson Town & Country Ctr. 1015 S. Bdwy, Ste 15 Minot, ND 58701 57	Director	Since January 1999	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	18	None

 __________________________

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the nine series of The Integrity Funds.

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

Interested Directors and Officers

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Director, Vice President and Secretary	Since August 1994	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (since January 1996); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Director, Chairman, and President	Since August 1994

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman, President and Treasurer, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (since September 2002), Capital Financial Services, Inc.

				18	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), The Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.	18	None

__________________________

*      The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the nine series of The Integrity Funds.

**   Directors who are “interested persons” of the Fund as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Funds’ Investment Adviser and Principal Distributor.

The Board of Directors manages the business and affairs of the Fund and appoints or elects officers responsible for the day-to-day operations of the Fund and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Independent Directors are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreement. When considering approval of the existing advisory agreement, the Independent Directors evaluated the nature and quality of the services provided by the Investment Adviser, the performance of the Fund, the Investment Adviser’s costs and the profitability of the agreement to the Investment Adviser, ancillary benefits to the Investment Adviser or its affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

The Audit Committee consists of the three Independent Directors of the Fund: Lynn W. Aas, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met six times during the last fiscal year.

The Governance and Nominating Committee was recently appointed by the Board.  This Committee consists of three Independent Directors of the Funds: Lynn W. Aas, Orlin W. Backes, and R. James Maxson.  The primary function of the Committee is to identify individuals qualified to become Board members, and recommend nominations for election to the Board.  The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds.  The  Committee has adopted a charter, and meets at least quarterly or more often.  The Committee prepares and submits meeting minutes and supporting documentation to the full Board.  During the Funds fiscal year ending December 31, 2004, the Governance and Nominating Committee held two meetings.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for Director nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Directors to the Board of Directors of the Trust, the Directors shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Director for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, The Integrity Funds, 1 Main Street North, Minot, North Dakota 58703 which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Directors; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

  The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

  With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

  The appearance of a conflict of interest may arise where the Investment Manager has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because part of Mr. Avery's compensation is linked to the sale of Fund shares, he may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Share Ownership in the Fund

For each Director, the dollar range of equity securities beneficially owned by the Director and the aggregate dollar range of equity securities in all registered investment companies overseen by the Director in the Integrity family of investment companies is shown below for the calendar year ending December 31, 2004.

Name Of Director	Dollar Range Of Equity Securities In The Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Director In Family Of Investment Companies
Lynn W. Aas	None	$10,001-$50,000
Orlin W. Backes	None	$10,001-$50,000
R. James Maxson	$0-$10,000	$10,001-$50,000
Peter A. Quist	Over $100,000	Over $100,000
Robert E. Walstad	None	$10,001-$50,000

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Compensation of the Board of Directors

Each Director of the Fund who is not an “interested person” as that term is defined in the 1940 Act of the Fund is paid an annual fee of $12,000 for serving on the boards of the funds in the complex.  The Chairman of the Fund Audit Committee and the Chairman of the Governance and Nominating Committee each receive an additional annual fee of $2,000.  In addition to the Fund, the Directors are also directors or trustees of sixteen additional open-end investment companies advised by the Adviser.  The annual fee paid to the directors and trustees are allocated among the funds in the complex (which includes the three funds of Integrity Mutual Funds family, the six series of Integrity Managed Portfolios, and the nine series of The Integrity Funds) as follows: each fund pays a minimum $500 and the remainder of the fee is allocated among the funds on the basis of their relative net asset values. Messrs. Quist and Walstad, who are the only “interested persons” of such funds, receive no compensation from the funds.

The following table sets forth compensation paid by the Fund to each of the Directors of the Fund and total compensation paid to each Director for the fiscal year ended December 31, 2004.  The Fund has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Aggregate* Compensation from the Fund	Total** Compensation from the Fund and Fund Complex Paid to Directors
Lynn W. Aas Director		$$12,000.00
Orlin W. Backes Director		$$12,000.00
R. James Maxson Director		$$12,000.00
Peter A. Quist Director, Vice President, and Secretary	-0-	-0-
Robert E. Walstad Director, and President,	-0-	-0-
	___________	___________
Totals		$$36,000.00

____________________

*      Based on compensation paid to the Directors for the one-year period ended December 31, 2004, for services to the Fund.

**   Based on the compensation paid to the Directors for the one-year period ended December 31, 2004, for services to the Fund and sixteen additional open-end funds advised by Integrity Money Management, Inc., which includes Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., the six series of Integrity Managed Portfolios and the nine series of The Integrity Funds.

Control Persons and Principal Holders of Securities

As of April 12, 2005, no person owned of record or was known by the Fund to own of record or beneficially 5% or more of the Fund’s outstanding shares.  In addition, as of April 12, 2005, the officers and directors (including family members) of the Fund, in the aggregate, own less than 1% of the shares of the Fund.

Investment Advisory and Other Services

Investment Adviser

Integrity Money Management, Inc. (the “Investment Adviser”), has been retained by the Fund under an Investment Advisory Agreement to act as the Fund’s investment adviser, subject to the authority of the Board of Directors.  The Investment Adviser is a wholly‑owned subsidiary of Integrity Mutual Funds, Inc., a venture capital corporation organized under the laws of the State of North Dakota on September 22, 1987.  The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds. The address of the Investment Adviser is 1 Main Street North, Minot, North Dakota 58703.

The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund.  The Investment Adviser furnishes, at its own expenses, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund.  In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser.  All other charges and expenses, as more fully described under “Expenses,” are paid by the Fund.

For the management services and facilities furnished by the Investment Adviser, each of the Funds has agreed to pay the Investment Adviser an annual management fee, payable monthly, of 0.90% of the respective Fund’s average daily net assets.  The table below sets forth the advisory fees paid by the Funds, net of expenses reimbursements and the fees waived and expenses reimbursed by the Investment Adviser for the periods indicated.

	Management Fees to Integrity Money Management for the Year Ended
	12/31/02	12/31/03	12/31/04
Integrity Fund of Funds, Inc.	$105,075	$48,937	$

The Investment Advisory Agreement with the Fund provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement continues in effect from year to year as long as its continuation is approved at least annually by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party except in their capacity as directors of the Fund and by the shareholders or the Board of Directors.  The Investment Advisory Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares and will terminate automatically upon assignment.

Robert E. Walstad and Peter A. Quist, directors and officers of the Fund, are also directors and officers of the Investment Adviser as indicated under “Management of the Funds.”

The Investment Adviser and Integrity Funds Distributor, Inc., the Fund’s underwriter (the “Distributor”) are subsidiaries of Integrity Mutual Funds, Inc., Robert E. Walstad and Peter A. Quist, directors and president and vice president, respectively, of Integrity Mutual Funds, Inc., are also directors and officers of the Fund, the Investment Adviser, and Peter A. Quist is also director and officer of the Distributor.  See “Management of the Funds.”  Messrs. Walstad and Quist are also shareholders of Integrity Mutual Funds, Inc.

Mr. Monte Avery is the portfolio manager of the Integrity Fund of Funds, Inc. and has responsibility for the day-to-day management of its portfolio. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker transferring to Dean Witter in 1982.  In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center.  He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc., in 1995.  Since that time, Mr. Avery has been a co-manager of Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., the Integrity Managed Portfolios effective in February 2000, and the Integrity Municipal Fund effective April 29, 2004, the manager of these funds.

As of December 31, 2004, Mr. Avery's compensation is a combination of salary and a percent of sales in the Funds he manages.  He receives a salary every other week, and monthly he receives overrides of .00025 of gross sales of all tax-free funds in the Integrity family of funds.  He is not compensated for client retention.  He may also receive a distribution of options to purchase 10,000 shares of Integrity Mutual Fund, Inc., exercisable at or near the money at year-end for each fund meeting the Lipper Leader's requirements for either consistent returns or preservation of capital at calendar year-end.   In addition, Integrity Mutual Funds, Inc., sponsors a 401(K) plan for all its employees.  This plan is solely funded by employee elective deferrals.  Integrity Mutual Funds, Inc.,  has established a program in which it will grant interests in the Integrity Mutual Fund's stock to current employees, that meet certain eligibility requirements,  as a form of long-term incentive.  The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

Share Ownership in the Fund

The dollar range of equity securities beneficially owned by the Portfolio Manager and the aggregate dollar range of equity securities in all registered investment companies overseen by the Portfolio Manager in the Integrity family of investment companies is shown below for the calendar year ended December 31, 2004, is as follows:

Name of Portfolio Manager	Number of Registered Investment Companies accounts with & Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Fund	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Accounts Managed and Total Assets for Such Accounts
Monte Avery	10 accounts with assets of $274.4Million	None	None	None

Code of Ethics

The Investment Adviser, the Distributor, and the Fund have adopted a code of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Such codes of ethics permit personnel covered by the codes to invest in securities, subject to the restrictions of the code.  The codes are filed as exhibits to the Fund’s registration statement.

Custodian and Transfer Agent

Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian for the Fund’s portfolio securities and cash.  Integrity Fund Services, Inc. (“Integrity Fund Services or the ”Transfer Agent), a wholly‑owned subsidiary of Integrity Mutual Funds, Inc., 1 Main Street North, Minot, North Dakota 58703, is the Fund’s transfer agent.

Integrity Fund Services a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (“Integrity Mutual”), a North Dakota corporation affiliated with the Investment Adviser, provides the Fund with transfer agent, accounting and administrative services.  Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703. As transfer agent, Integrity Fund Services performs many of the Funds’ clerical and administrative functions.  For its transfer agency services, the Fund pays Integrity Fund Services an asset-based fee and certain flat fees for administrative services, plus reimbursement of out-of-pocket expenses. For the years ended December 31, 2002, December 31, 2003, and December 31, 2004, the Fund paid Integrity Fund Services $30,055, $27,434 and $_________, respectively, in accounting services fees.

Accountants and Reports to Shareholders

The Fund’s independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.  Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Proxy Voting Policies

The Board of Directors has delegated to the Adviser, the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings.  The Directors will review each Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”).  Under the Policy, the Adviser may retain outside consultants for analyses of issues and to act as voting agent.  General voting guidelines are followed for routine matters of corporate governance.

The Investment Adviser generally will vote in accordance with corporate management’s recommendations on matters such as uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters, and against management’s recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders’ investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions.  Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Investment Adviser may vote for or against corporate management’s recommendations on such matters.  The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund’s shareholders and Investment Adviser or any of its affiliates or an affiliate of the Funds.  If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser generally will refrain from voting the proxies giving rise to conflict, until the Directors, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-276-1262, and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Transactions

In effecting purchases and sales of the Fund’s portfolio securities, the Investment Adviser and Fund may place orders with and pay brokerage commissions, if any, to brokers affiliated with the Fund, the Investment Adviser, or the Fund's underwriter.

Subject to policies established by the Fund’s Board of Directors, the Investment Adviser is responsible for the execution of the Fund’s portfolio transactions.  In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund.  A primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price.  With respect to purchases of shares of underlying funds subject to a front‑end sales load at the time of purchase (“load fund shares”), the Investment Adviser anticipates directing, to the extent possible, substantially all of the Fund’s orders to the Distributor.  Where the Distributor acts as the dealer with respect to purchases of load fund shares, it retains dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares.  The Distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price.  In the event the Distributor is unable to execute a particular transaction, the Investment Adviser will direct such order to another broker‑dealer.

Where underlying fund shares are purchased through the Distributor, the Distributor may also receive Rule 12b‑1 fees (in an amount not to exceed 0.25% of net assets) or service fees from the underlying funds or their underwriters or sponsors in accordance with the normal arrangements of those funds.  Rule 12b‑1 fees and dealer reallowances as described in the preceding paragraph will be aggregated for determining compliance with Section 17(e)(2) of the 1940 Act.  Any non-Rule 12b-1 service fees the Distributor receives from the underlying fund with respect to purchases by the Fund shall not be retained by the Distributor but will be paid to the Fund.

The Distributor may retain brokerage commissions on portfolio transactions of underlying funds held in the Fund’s portfolio, including funds which have a policy of considering sales of their shares in selecting broker‑dealers for the execution of their portfolio transactions.  The payment of brokerage commissions and Rule 12b‑1 fees to the Distributor on such transactions is not a factor considered by the Investment Adviser in selecting or retaining an underlying fund for investment.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) set forth in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads.  The Investment Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund.  The Investment Adviser anticipates investing most of the assets of the Fund in funds that impose no front‑end sales load or impose a front‑end sales load on the Fund of no more than 1% of the public offering price.  The Investment Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to: (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a “family” of mutual funds.  The Investment Adviser also takes advantage of exchange or conversion privileges offered by any “family” of mutual funds.

A factor in the selection of unaffiliated brokers is the receipt of research, analysis, advice, and similar services.  Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and information of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Fund.  Research services may include advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).  The extent to which commissions reflect an element of value for research services cannot be presently determined.  To the extent that research services of value are provided by broker‑dealers with or through whom the Investment Adviser places the Fund’s portfolio transactions, the Investment Adviser may be relieved of expenses that it might otherwise bear.  Any research and other services provided by brokers to the Investment Adviser or the Fund are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Adviser under the Investment Advisory Agreement.

The Fund expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions.  Thus, the Fund will normally not pay brokerage commissions in connection with those transactions.  The Fund may pay mark-ups on principal transactions.  Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner.  Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price.  Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.  Commissions will be paid on the Fund’s futures and options transactions, if any.

Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.  For the past three fiscal years, the Fund has not paid any brokerage commissions.  The Board of Directors will monitor the Investment Adviser’s performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly.  Fund shares are sold at their public offering price, which is the net asset value next determined after an order and payment are received in proper form.  On December 31, 2004, the net asset value per share of the Fund was calculated as follows:  net assets of $___________ were divided by __________ shares outstanding to equal a net asset value per share of $_____.

No sales charge is imposed when shares are purchased.  However, a contingent deferred sales charge is imposed if certain shares are redeemed within five years after their purchase.  See “How to Purchase Shares” in the Fund’s Prospectus.  The Distributor will pay a sales commission to investment dealers and to its salesmen who sell Fund shares.  The Distributor may also provide additional promotional incentives to dealers who sell Fund shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

The Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders.  Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors.  During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the  Transfer Agent will not issue certificates for shares of the Fund unless requested to do so.  A shareholder or broker may obtain a certificate by writing to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.

Retirement Plans

The Fund offers shares in connection with tax-deferred retirement plans.  Application forms and additional information about these plans, including applicable fees, are available from the Fund or the Fund’s custodian, First Western Bank & Trust, 900 South Broadway, Minot, ND 58701, (the “Custodian”), upon request.  The federal income tax treatment of contributions to retirement plans has been substantially affected by recently enacted federal tax legislation.  Before investing in the Fund through such a plan, an investor should consult a tax adviser.

Individual Retirement accounts (“IRAs”)

Fund shares may be used as a funding medium for an IRA, including Roth IRAs.  An Internal Revenue Service–approved IRA plan is available from the Custodian.  The minimum initial investment for an IRA is $250; the minimum subsequent investment in $50.  IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or government-approved retirement plan.  An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible depending upon the individual’s income.  Individuals also may establish an IRA to receive a rollover contribution of distributions from another IRA or a qualified plan.  Tax advice should be obtained before planning a rollover.

Defined Contribution Plan

Investors who are self-employed may purchase Fund shares for retirement plans for self‑employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans).  The Custodian offers a prototype Defined Contribution Plan for Money Purchase or Profit Sharing Plans.

Other Deferral Plans

The Fund may be used as a vehicle for a cash or deferred arrangement designed to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"),under Section 403(B) of the Code (plan for charitable and education entities) and under Section 457 of the Code (plan for governmental entities).

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through an automatic investment program (minimum initial investment is $50).  With the Monthomatic Investment Plan (the “Monthomatic”), monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account.  By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution.  Such account must have check or draft writing privileges.  A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent.  See “Systematic‑Investing — the Monthomatic Plan” in the Fund’s Prospectus for additional information.

Exchange Privilege

As described in the Funds’ Prospectus under “Special Services—Exchanging Shares,” the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor, Inc., at net asset value.  The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made.  A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the fund whose shares he owns before making an exchange.  For further information on how to exercise the exchange privilege, contact the Transfer Agent.

Minimum Investment

The minimum initial investment for each Fund is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Any Fund shareholder may require the Fund to redeem shares.  All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.  When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power with signatures guaranteed amounts over $100,000 and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange.  A notary public may not provide a signature guarantee.  The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner.

Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Transfer Agent and from which this Prospectus was received, which dealer or agent may fax, mail or phone such request to the Transfer Agent when properly authorized in writing by the shareholder of record.  The investor will receive the net asset value next determined after the Transfer Agent receives such sell order from the dealer or agent.  A Fund does not charge for this transaction.  Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer.  When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House (“ACH”) network.  Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer.

Contingent Deferred Sales Charges

Except as otherwise provided below, a contingent deferred sales charge (“charge”) equal to 1.5% of the redemption proceeds is imposed if a shareholder redeems shares purchased within the preceding five years.  Shares acquired by reinvestment of dividends may be redeemed without charge even though acquired within five years.  In addition, a number of shares having a value equal to any net increase in the value of all shares purchased by the shareholder during the preceding five years will be redeemed without a contingent deferred sales charge.  In determining whether a charge is payable on any redemption, the Fund will first redeem shares not subject to a charge.

If the initial amount of purchase is $1 million or more, the charge is reduced to 1% and only applies during the first year of purchase.

All purchases are considered made on the trade date.  Upon receipt of a request for redemption, shares will be redeemed by a Fund at the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge.

The Fund may sell shares without a contingent deferred sales charge to directors, officers, and employees (including retirees) of the Fund, Integrity Mutual Funds, Inc., Integrity Management, and Integrity Funds Distributor, for themselves or their spouses, children, or parents and parents of spouses, or to any trust, pension, or profit‑sharing, or other benefit plan for only such persons at net asset value and in any amount.  The Fund may also sell shares without a contingent deferred sales charge to broker‑dealers having sales agreements with Integrity Funds Distributor, and registered representatives and other employees of such broker‑dealers, including their spouses and children; to financial institutions having sales agreements with Integrity Funds Distributor, and employees of such financial institutions, including their spouses and children; and to any broker‑dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients.  The elimination of the contingent deferred sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.  The Distributor receives the entire amount of any contingent deferred sales charges assessed.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund’s shareholders.  The New York Stock Exchange is currently closed on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.  The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the Fund’s portfolio securities at the time.

The Fund reserves the right to redeem Fund accounts (other than an IRA) that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund’s portfolio securities).  Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.  The Fund receives the entire public offering price of all of its shares sold.

Systematic Withdrawal Plan

A shareholder who owns shares with an aggregate value of $5,000 or more may establish a Systematic Withdrawal Plan (the “Withdrawal Plan”).  Under the Withdrawal Plan, a shareholder may redeem at net asset value, subject to any applicable contingent deferred sales charge (see Contingent Deferred Sales Charge above), the number of full and fractional shares that will produce whatever monthly, quarterly, semiannual or annual payments (minimum $50 per payment) are selected.  Sufficient shares will be redeemed from the investor’s account for the designated amount so that the payee will receive it approximately the first or the 25th of each month. Dividend distributions automatically will be reinvested under this program.  Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account.  The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge.  The Fund reserves the right to amend or terminate the systematic withdrawal program at any time.  For additional information, see “Systematic Withdrawal” in the Funds’ Prospectus.

Net Asset Value

For the Fund, net asset value ("NAV") per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Standard Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Investments in mutual funds are valued at the NAV most recently determined and reported by the respective mutual fund. Such quotations are obtained from a pricing service. If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the Internet will be used as the pricing source, along with a telephone call to the underlying mutual fund. If the NAV is unreportable by the underlying fund group on the current day, then our pricing group will wait until the next business morning to obtain the price from the underlying fund group and then price and verify the NAV for the Fund.

Distributor

Integrity Funds Distributor, Inc., or Distributor, a subsidiary of Integrity Mutual Funds, Inc., is the principal underwriter of the Fund’s shares in a continuous public offering.  Distributor is located at 1 Main Street North, Minot, North Dakota 58703. Robert E. Walstad and Peter A. Quist, who are directors and the president and vice president and secretary, respectively, of the Fund and Peter A. Quist is also the director and officer of Distributor.  The Distributor sells shares to or through brokers, dealers, or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Fund.  Distributor may act as such a Dealer.

Under the terms of the Distribution Agreement between the Fund and Distributor, the Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation.  The Distributor pays a sales commission currently equal to 4% (1% on sales of $1 million or more) of the amount invested to dealers who sell shares (excluding sales to investors exempt from the contingent deferred sales charge).  In addition, in recognition of services provided to shareholders, the Fund may also pay service fees to dealers at the annual rate of up to 0.25% of the average net assets which are attributable to shareholders of the Fund for whom such dealers are designated as the dealers of record.

Because shares of the Fund are sold without any front-end sales loads, Distributor does not receive underwriting commissions.  In consideration for these services, Distributor receives any contingent deferred sales charges imposed on redemptions of shares.

Distributor also may receive dealer reallowances (up to a maximum of 1% of the public offering price) and/or distribution payments and/or service fees on purchases by the Fund of shares of underlying funds sold with a sales load and/or which have a distribution plan and/or service fees.  Any non-Rule 12b-1 service fees Distributor receives from the underlying fund with respect to purchases by the Fund shall not be retained by Distributor but will be paid to the Fund.

The following table sets forth the amount of compensation on redemptions, brokerage commissions and other compensation received by Distributor directly or indirectly from the Fund for the last fiscal year ended December 31, 2004.

	Compensation on Redemptions	Brokerage Commission	Other Compensation*
Integrity Fund of Funds, Inc.	$	$	$

*Distributor received from the underlying funds $0 in brokerage commissions on the portfolio transactions of these underlying funds and $_________ in 12b-1 distribution or service fees for assisting the Fund in purchasing shares of the underlying funds.

The Distribution Agreement must be approved at least annually by the respective Fund’s Board of Directors and a vote of a majority of such Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of the (the “Qualified Directors”).  The Fund’s Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to the Fund without penalty on 60 days’ written notice by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or on 90 days’ written notice by the Distributor.

Distributor may make payments to dealers who are holders or dealers of record for accounts in one or more of the Funds.  A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer.  Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer.  In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, the Distributor, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund.  Such compensation provided by the Distributor may include financial assistance to dealers that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.  The Distributor makes payments for events it deems appropriate, subject to applicable law.  These payments may vary depending upon the nature of the event.

You can ask your dealer for information about any payments it receives from Distributor and any services provided.

Dividends and Taxes

The Fund distributes any net investment income and net realized capital gains at least annually.

Income and capital gains dividends, if any, of the Fund will be credited to shareholders’ accounts in full and fractional Fund shares at net asset value on the reinvestment date unless shareholders indicate in writing to the Transfer Agent that they wish to receive them in cash.

Share certificates are issued for full and fractional shares and only upon a request by the shareholder or broker to the Transfer Agent.

A check will be generated on the date on which distributions are payable for dividends to be received in cash.  A shareholder can expect to receive this check within seven days.  If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder.  If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder’s account at the then‑current net asset value.  If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker.  If the shareholder has misplaced or lost the check, we will then issue a new check.

Distribution checks may be sent to parties other than the investor.  The Transfer Agent of the Fund will accept a letter from the shareholder.  Please attach a voided check if payable to your bank account (signature guarantee is not required).  If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

Taxes

The Fund has qualified under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. The Board of Directors reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its net ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  The Fund intends to distribute its income in accordance with this requirement to prevent application of the excise tax.

Income received by the Fund from an underlying fund (including dividends and distributions of short-term capital gains), as well as interest received on money market instruments and net short-term capital gains received by the Fund on the sale of underlying fund’s shares, will be distributed by the Fund (after deductions for expenses) and will be taxable to shareholders as ordinary income.  Because the Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder, because the Fund must distribute its gain in accordance with the rules in the Code.

Distributions of net capital gains received by the Fund from underlying funds, as well as net long‑term capital gains realized by the Fund from the purchase and sale (or redemption) of underlying funds’ shares or other securities held (generally) by the Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders generally as long‑term capital gain (regardless of the period for which the shareholder has held shares of the Fund). For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long‑term capital gain, even if it has held shares of the underlying fund for less than one year.  However, any loss incurred by the Fund on the sale of that underlying fund’s shares held for six months or less will be treated as a long‑term capital loss to the extent of the gain distribution.  All or a portion of any loss that the Fund realizes on the sale of an underlying fund’s shares is disallowed to the extent that the Fund buys other shares in that underlying fund within 30 days before or after its sale. Any loss disallowed under these rules is added to the Fund’s tax basis in the new shares of that underlying fund.

The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash.  Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

The Fund may invest in underlying funds with capital loss carry-forwards.  If such an underlying fund realizes capital gains, it may be able to offset the gains to the extent of its loss carry-forwards in determining the amount of capital gains, which must be distributed to its shareholders.  To the extent that gains are offset in this manner, distributions to the Fund (and its shareholders) will not be characterized as capital gain dividends but may be ordinary income or a return of capital.

Redemption of shares of the Fund will be a taxable transaction for federal income tax purposes.  Gain or loss realized on the sale or exchange of shares in the Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder.  In such case, the shareholder will recognize capital gain or loss in an amount equal to the difference between the basis of the shares and the amount received.  Such gain or loss will be long-term gain or loss if the shares were held more than one year.  The loss on shares held six months or less will be a long‑term capital loss to the extent any long‑term capital gain distribution is made with respect to such shares during the period the investor owns the shares. All or a portion of any loss that a shareholder realizes on the sale of Fund shares is disallowed to the extent that the shareholder buys other shares in the Fund within 30 days before or after such sale. Any loss disallowed under these rules is added to the shareholder’s tax basis in the new shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003, and on certain qualifying dividends on corporate stock.  The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate.  A shareholder must also satisfy a holding period requirement. Specifically, a shareholder must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. Distributions from underlying funds investing in bonds and other debt instruments will not generally qualify for the lower rates.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a possession of the U.S., corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and corporations whose stock is readily tradable on an established securities market in the United States.  Foreign personal holding companies, foreign investment companies, and passive foreign investment companies are not treated as “qualified foreign corporations.”

The Fund’s options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund’s securities.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered “conversion transactions.” Shareholders and prospective investors should consult with their tax adviser regarding the potential effect of this provision on their investment in shares of a Fund.

Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.  Shareholders should consult their own tax advisers as to the tax consequences of ownership of shares of the Fund in their particular circumstances.

The Fund generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid to certain shareholders if (a) the payee fails to furnish the Fund with and to certify the payee’s correct taxpayer identification number or Social Security number, (b) the Internal Revenue Service (the “IRS”) notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) the payee fails to certify that he is not subject to backup withholding.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction.  In addition, the statement will show the details of prior transactions in the account during the calendar year.  Information for federal income tax purposes will be provided after the end of the calendar year.

Calculation of Performance Data

The Fund may publish certain performance figures in advertisements from time to time.  These performance figures may include yield and total return figures.

Total Return

As of December 31, 2004, the total return for the Fund since the Fund’s inception on January 3, 1995, was _______%.

The following table reflects the average annual total return for the Fund for the periods indicated:

Average Annual Total Return for the period ended December 31, 2004

Past Year	Past 5 Years	Since Inception (1/3/95)

Return before taxes	%(1)%	%
Return before taxes
With CDSC (1.50% Max)%	%	%

Return after taxes on
distributions(2)%	%	%

Return after taxes on
distributions and sale
of Fund shares(2)%	%	%

S&P 500® Index(3)%	%	%

1)  Does not reflect CDSC.

2)  The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, after-tax returns may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

3)  S&P 500® Index is an unmanaged index.  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses.

All performance figures are based on historical results and are not intended to indicate future performance.

Organization and Share Attributes

The Fund is an open-end, diversified, management investment company.  The Fund was organized as a corporation under the laws of the State of North Dakota on June 1, 1994, and is authorized to issue a total of one billion shares, all of one class and one series, with a par value of $.0001 per share.  Shares are fully paid and nonassessable when issued, are redeemable and freely transferable, and have equal rights and preferences in all matters, including voting, redemption, dividends and liquidation.  Cumulative voting, a form of proportional representation, is permitted in the election of directors.  Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates.  There are no subscription, preemptive, or conversion rights.

Shareholder Meetings

Regular meetings of shareholders will not be held unless required under the North Dakota Business Corporation Act or the 1940 Act.  It is probable that the Fund will not hold regular meetings of shareholders.  The Fund’s Bylaws provide the regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law.  Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during earlier of six months after the fiscal year end of the corporation or fifteen months after its last meeting, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the Fund.  Within thirty days after receipt of the demand by one of those officers, the Board of Directors must cause a regular meeting of shareholders to be called and held at the expense of the Fund on notice no later than ninety days after receipt of the demand, or if the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law.  All necessary expenses of the notice and the meeting must be paid by the Fund.

In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act.  Meetings of shareholders will also be held whenever required in order to comply with the 1940 Act; however, the Fund does not intend to hold annual shareholder meetings.  Shareholders have the right to remove directors.

Pursuant to the 1940 Act, if an underlying fund submits a matter to its shareholders for a vote, the Fund will vote the shares of the underlying fund which it owns in the same proportion as the vote of all other holders of such shares.

Appendix—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1.  Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations.  P-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A.  Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.  A-1.  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.  A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa.  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A.  Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa.  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class; B.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings; C.  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA.  Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong; AA.  Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C.  Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB.  Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC.  Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC.  The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C.  The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI.  The rating CI is reserved for income bonds on which no interest is being paid; D.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Financial Statements

The audited financial statement for the Fund’s most recent fiscal year appear in the Fund’s Annual Report which are incorporated by reference. The Annual Report accompanies this Statement of Additional Information.

Integrity Funds of Funds, Inc.
Part C
Other Information

Item 23.  Exhibits

(a)	Articles of Incorporation(6)
(b)	Bylaws(6)
(c)	Specimen Copy of Share Certificate(6)
(d)	Form of Investment Advisory Agreement(1)
(e) (1)	Form of Distribution Agreement(1)
(e) (2)	Form of Dealer Sales Agreement(1)
(f)	Not Applicable.
(g)	Form of Custodian Agreement(3)
(h) (1)	Form of Transfer Agency Agreement(1)
(h) (2)	Form of Accounting Services Agreement(1)
(i)(1)	Opinion of Pringle & Herigstad, P. C.(6)
(i)(2)	Opinion of Chapman and Cutler (5)
(i)(3)	Opinion of Peter A. Quist(4)
(i)(4)	Opinion of Gordon Dihle(7)
(i)(4)	Opinion of Stradley Ronon Stevens & Young LLP (2)
(j)	Consent of Independent Accountant(8)
(k)	Not Applicable.
(l)	Form of Purchase Agreement(6)
(m)	Not Applicable.
(n)	Not Applicable
(p)	Code of Ethics (4)

(1)  Previously filed electronically as an exhibit to Post-effective Amendment No. 13 to Registrant’s Registration Statement on Form N‑1A (File No. 33-85332) filed with the Securities and Exchange Commission on April 27, 2004, and incorporated by reference herein.

(2)   Filed herewith.

(3)  Previously filed electronically as an exhibit to Post-effective Amendment No. 11 to Registrant’s Registration Statement on Form N‑1A (File No. 33-85332) filed with the Securities and Exchange Commission on April 25, 2002, and incorporated by reference herein.

(4)  Previously filed electronically as an exhibit to Post-effective Amendment No. 10 to Registrant’s Registration Statement on Form N‑1A (File No. 33-85332) filed with the Securities and Exchange Commission on April 27, 2001, and incorporated by reference herein.

(5)  Previously filed electronically as an exhibit to Post-effective Amendment No. 9 to Registrant’s Registration Statement on Form N‑1A (File No. 33-85332) filed with the Securities and Exchange Commission on April 28, 2000, and incorporated by reference herein.

(6)  Previously filed electronically as an exhibit to Post-effective Amendment No. 4 to Registrant’s Registration Statement on Form N‑1A (File No. 33-85332) filed with the Securities and Exchange Commission on February 28, 1997, and incorporated by reference herein.

(7)   Previously filed electronically as an exhibit to Post-effective Amendment No. 12 to Registrant’s Registration Statement on Form N‑1A (File No. 33-85332) filed with the Securities and Exchange Commission on April 25, 2003, and incorporated by reference herein.

(8)   To be filed by amendment.

Item 24.  Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 25.  Indemnification

Section 4 of the Distribution Agreement [Exhibit (e)(1)] provides for the indemnification of Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), Registrant’s principal underwriter, against certain losses.  Section 12 of the Transfer Agency Agreement [Exhibit (h)(1)] provides for the indemnification of Integrity Fund Services, Inc. (“Integrity Fund Services”), Registrant’s transfer agent, against certain losses.

Indemnification of directors, officers, employees, and agents of Registrant is required under Section 10‑19.1‑91 of the North Dakota Century Code.  In addition, Registrant has obtained an insurance policy on behalf of directors and officers against any liability asserted against and incurred by the person in or arising from that person’s official capacity to the extent permitted by law.

In no event will Registrant indemnify its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office arising under his agreement with Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Anything in the North Dakota Business Corporation Act (Chapters 10‑19 through 10‑23 of the North Dakota Century Code), the Fund’s Articles of Incorporation or Bylaws, or the Investment Advisory, Distribution, or Transfer Agency Agreements to the contrary notwithstanding, Registrant will comply in all respects with the provisions of Investment Company Act Release No. 11330 (September 4, 1980) concerning indemnification.

Item 26.  Business and Other Connections of Investment Adviser

Integrity Money Management, Inc. (the “Investment Adviser”), is a wholly‑owned subsidiary of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), Registrant’s promoter.  The Investment Adviser was organized under the laws of the State of North Dakota on August 19, 1988, and also serves as investment adviser for Montana Tax-Free Fund, Inc. (“MTFF”), ND Tax-Free Fund, Inc. (“NDTFF”), Integrity Managed Portfolios and The Integrity Funds.

The officers and directors of the Investment Adviser are Robert E. Walstad and Peter A. Quist.  Mssrs. Walstad and Quist are also officers and directors of Integrity Mutual Funds and Mssrs. Quist is also officer and director of Integrity Funds Distributor, Registrant’s principal underwriter and initial shareholder, Integrity Fund Services, Registrant’s transfer agent, MTFF, and NDTFF. Mr. Quist is also an officer and Mr. Walstad is an officer and trustee of Integrity Managed Portfolios and The Integrity Funds.

Mr. Walstad served as a stockbroker and branch manager of the Minot, North Dakota, office of Dean Witter Reynolds from September 1977 to October 1987 when he resigned to organize Integrity Mutual Funds. Mr. Quist was Securities Commissioner of the State of North Dakota from May 6, 1983, to January 31, 1988, when he resigned to join Integrity Mutual Funds as vice president and director.

The Investment Adviser, Registrant, Integrity Mutual Funds, Integrity Funds Distributor, MTFF,  NDTFF, Integrity Managed Portfolios and The Integrity Funds have their principal address at 1 Main Street North, Minot, North Dakota 58703.

Item 27.  Principal Underwriters

                (a)           Other investment companies for which Registrant’s principal underwriter also acts as principal underwriter, depositor: Montana Tax‑Free Fund, Inc., ND Tax-Free Fund, Inc. , Integrity Managed Portfolios, and The Integrity Funds.

                (b)           Information concerning each director, officer, or partner of the principal underwriter:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Mark R. Anderson 1 Main Street North Minot, North Dakota 58703	President	None

Peter A. Quist 1 Main Street North Minot, North Dakota 58703	Vice President, Secretary, and Director	Vice President, Secretary, and Director

                (c)           Not Applicable.

Item 28.  Location of Accounts and Records

Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian of Registrant and maintains all records related to that function.  Integrity Fund Services, serves as transfer agent, dividend disbursing, administrative, and accounting services agent of Registrant and maintains all records related to those functions.  Integrity Funds Distributor, serves as the principal underwriter of Registrant and maintains all records related to that function.  Integrity Money Management, Inc. (“Integrity Money Management”), serves as Registrant’s investment adviser and maintains all records related to that function.  Registrant maintains all of its corporate records.  The address of Integrity Funds Distributor, Integrity Funds Services, Integrity Money Management, and Registrant is 1 Main Street North, Minot, North Dakota 58703.

Item 29.  Management Services

Not Applicable.

Item 30.  Undertakings

 Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 as amended, and has duly caused this Post‑effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 2nd day of March, 2005.

Integrity Fund of Funds, Inc.
By	/s/ Robert E. Walstad
Robert E. Walstad President

Pursuant to the requirements of the Securities Act of 1933, this Post‑effective Amendment No. 14 to Registrant’s Registration Statement on Form N‑1A has been signed below by the following persons in the capacities and on the date indicated.

Lynn W. Aas Director
By /s/ Robert E. Walstad
Orlin W. Backes Director	Robert E. Walstad Attorney-in-Fact March 2, 2005

R. James Maxson Director

/s/ Robert E. Walstad
Robert E. Walstad Director, Chairman of the Board, President, and Treasurer	March 2, 2005

An original power of attorney authorizing Robert E. Walstad to execute any amendment to this Registration Statement for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and filed with the Securities and Exchange Commission with post-effective amendment no. 13 to the Registration Statement.

Exhibit

(i)(4)	Consent of Sutherland Asbill & Brennan LLP